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                                                                   EXHIBIT 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR
          TENDER OF ANY AND ALL OUTSTANDING 13% SENIOR DISCOUNT NOTES
                DUE APRIL 15, 2007 OF MCCAW INTERNATIONAL, LTD.

        This notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Exchange Offer of McCaw International, Ltd., a Washington corporation (the "Company"), made pursuant to the Prospectus,
dated               , 1997 (the "Prospectus"), if certificates for the
outstanding 13% Senior Discount Notes due April 15, 2007 of the Company (the "Private Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. This Notice of Guaranteed Delivery may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. See "The Exchange Offer--Procedures for Tendering" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Private Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or a manually signed facsimile thereof) must also be received by the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms used herein but not defined herein have the respective meanings given to them in the Prospectus.

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
                                                          Delivery To:

                                                The Bank of New York, Exchange Agent

           By Mail:                                By Facsimile Transmission:                     By Hand:
      The Bank of New York                      (For Eligible Institutions Only)             The Bank of New York
       101 Barclay Street                               (212) 815-6339                         101 Barclay Street
          Floor 7 East                                                                      New York, New York 10286
     New York, New York 10286                         Confirm by Telephone:
                                                        (212) 815-4146                   Attention: Ground Level Corporate
Attention: Reorganization Section                                                                   Trust Services Window
           Vincent J. Hingoor
                                                       By Overnight Delivery:
                                                        The Bank of New York
                                                         101 Barclay Street
                                                            Floor 7 East
                                                     New York, New York 10286

                                                 Attention: Reorganization Section
                                                            Vincent J. Hingoor
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        DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN
AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

        Upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount at maturity of Private Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

Principal Amount at Maturity of Private Notes Tendered:*


$_________________________________
 Certificate Nos. (if available):       If Private Notes will be delivered by
                                        book-entry transfer to The Depository
                                        Trust Company, provide account number.
__________________________________
Total Principal Amount at Maturity
Represented by Private Notes
Certificate(s):


$_________________________________      Account Number________________________

__________________________________      Date:_________________________________
Name(s) of Registered Holder(s):

* Must be in denominations of principal amount of $1,000 at maturity and any integral multiple thereof.

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AN AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH
OR INCAPACITY OF THE UNDERSIGNED, AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
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                                PLEASE SIGN HERE

        X_______________________________        _______________________________

        X_______________________________        _______________________________
              Signature(s) of Owner(s)                        Date
              or Authorized Signatory

        Area Code and Telephone Number: _______________________________

        MUST BE SIGNED BY THE HOLDER(S) OF PRIVATE NOTES AS THEIR NAME(S) APPEAR(S) ON CERTIFICATES FOR PRIVATE NOTES OR ON A SECURITY POSITION LISTING, OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY ENDORSEMENT AND DOCUMENTS TRANSMITTED WITH THIS NOTICE OF GUARANTEED DELIVERY. IF SIGNATURE IS BY TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST SET FORTH HIS OR HER FULL TITLE BELOW.


                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):        _______________________________________________________

                _______________________________________________________

Capacity:       _______________________________________________________

Address(es):    _______________________________________________________

                _______________________________________________________


                                   GUARANTEE

        The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" (within the meaning of Rule 17Ad-15 under the Securities and Exchange Act of 1934, as amended) hereby guarantees that the certificates representing the principal amount at maturity of Private Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letter(s) of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three business days after the Expiration Date of the Exchange Offer.


____________________________________        ________________________________
          Name of Firm                        Authorized Signature

____________________________________        ________________________________
            Address                                  Title


____________________________________        Name: __________________________
            Zip Code                                (Please Type or Print)


Area Code and Tel. No.______________        Dated: _________________________



NOTE: DO NOT SEND CERTIFICATES FOR PRIVATE NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF PRIVATE NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.